UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549


FORM N-CSR


CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
COMPANIES


Investment Company Act file number 811-07561

Name of Fund:  Merrill Lynch Global Value Fund, Inc.

Fund Address:  P.O. Box 9011
               Princeton, NJ  08543-9011

Name and address of agent for service:  Robert C. Doll, Jr., Chief
     Executive Officer, Merrill Lynch Global Value Fund, Inc., 800 Scudders Mill Road, Plainsboro, NJ, 08536. Mailing address:
     P.O. Box 9011, Princeton, NJ, 08543-9011

Registrant's telephone number, including area code:  (609) 282-2800

Date of fiscal year end: 12/31/04

Date of reporting period: 01/01/04 - 12/31/04

Item 1 - Report to Stockholders


(BULL LOGO)
Merrill Lynch Investment Managers


www.mlim.ml.com


Merrill Lynch
Global Value Fund, Inc.


Annual Report
December 31, 2004


This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-MER-FUND (1-800-637-3863); (2) at www.mutualfunds.ml.com;
and (3) on the Securities and Exchange Commission's Web site at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund's portfolio during the most recent 12-month period ended June 30 is available (1) at www.mutualfunds.ml.com and (2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.



Merrill Lynch Global Value Fund, Inc.
Box 9011
Princeton, NJ
08543-9011



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Merrill Lynch Global Value Fund, Inc.


Portfolio Information as of December 31, 2004



                                               Percent of
Ten Largest Equity Holdings                    Net Assets

TPG NV                                            2.0%
American Home Mortgage Investment Corp.           1.9
Metro AG                                          1.9
WellPoint, Inc.                                   1.8
Foundry Networks, Inc.                            1.7
UnitedHealth Group, Inc.                          1.6
Nestle SA (Registered Shares)                     1.6
Shire Pharmaceuticals Plc                         1.5
EMC Corp./Massachusetts                           1.4
Air Liquide                                       1.3


                                               Percent of
Five Largest Industries*                       Net Assets

Insurance                                         7.1%
Commercial Banks                                  6.9
Health Care Providers & Services                  5.8
Oil & Gas                                         5.5
Communications Equipment                          5.0

* For Fund compliance purposes, "Industries" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease. These industry classifications are unaudited.


                                               Percent of
                                                 Total
Geographic Allocation                         Investments

North America                                    50.2%
Europe                                            23.2
Pacific Basin/Asia                                16.4
Africa                                            0.3
Other*                                            9.9

* Includes portfolio holdings in short-term securities.



Important Tax Information

The following information is provided with respect to the ordinary income distributions paid by Merrill Lynch Global Value Fund, Inc.
on July 27, 2004 to shareholders of record on July 21, 2004:

Qualified Dividend Income for Individuals                                     100%
Dividends Qualifying for the Dividends Received Deduction for Corporations    100%

Please retain this information for your records.


MERRILL LYNCH GLOBAL VALUE FUND, INC., DECEMBER 31, 2004



A Letter From the President and Chief Investment Officer


Dear Shareholder

The U.S. equity market ended 2004 in positive territory, although not without some suspense along the way. Fixed income markets also performed well, with high yield bond investors enjoying some of the greatest returns.

Over the past year, the equity market generally found support from a healthy economic environment, above-average corporate earnings, increased capital spending and still-low interest rates. Stalling the momentum somewhat throughout the year was a contentious election, negligible inflation amid a rising federal funds interest rate, record-high oil prices and the seemingly ever-present worries over terrorism and the war in Iraq.

Still, the Standard & Poor's 500 Index posted a 12-month return of +10.88% and a six-month return of +7.19% as of December 31, 2004. The fourth quarter of the year proved to be the most telling, as the S&P 500 Index was up only 1.51% year-to-date as of September 30, 2004. As the price of oil relaxed and election uncertainties subsided, the market headed more convincingly upward in the last quarter of the year.

Given the relatively positive environment for equities, the favorable performance of the bond market came as somewhat of a surprise. The Lehman Brothers Aggregate Bond Index posted a 12-month return of +4.34% and a six-month return of +4.18% as of December 31, 2004. The tax-exempt market performed just as well, with a 12-month return of +4.48% and a six-month return of +5.19%, as measured by the Lehman Brothers Municipal Bond Index. Those comfortable with a higher degree of risk benefited this past year, as the Credit Suisse First Boston High Yield Index posted a 12-month return of +11.95% and a six-month return of +9.26%. Interestingly, as the Federal Reserve Board began raising its target short-term interest rate, long-term bond yields were little changed. In fact, the yield on the 10-year Treasury was 4.24% at year-end compared to 4.27% at December 31, 2003. The yield on the two-year Treasury climbed to 3.08% at year-end 2004 from 1.84% a year earlier.

As always, our investment professionals are closely monitoring the markets, the economy and the overall environment in an effort to make well-informed decisions for the portfolios they manage. For the individual investor, the key to investment success - particularly during uncertain times - is to maintain a long-term perspective and adhere to the disciplines of asset allocation, diversification and rebalancing. We encourage you to work with your financial advisor to ensure these time-tested techniques are incorporated into your investment plan.

We thank you for trusting Merrill Lynch Investment Managers with your investment assets, and we look forward to serving you in the new year and beyond.



Sincerely,



(Robert C. Doll, Jr.)
Robert C. Doll, Jr.
President and Chief Investment Officer
Merrill Lynch Investment Managers



MERRILL LYNCH GLOBAL VALUE FUND, INC., DECEMBER 31, 2004



A Discussion With Your Fund's Portfolio Managers


Global investors were rewarded for investing outside the United
States, as the U.S. dollar weakened, enhancing the returns from foreign markets.


How did the Fund perform during the fiscal year in light of the existing market conditions?

For the 12-month period ended December 31, 2004, Merrill Lynch Global Value Fund, Inc.'s Class A, Class B, Class C, Class I and Class R Shares had total returns of +13.80%, +12.94%, +12.88%, +14.08% and +13.96%, respectively. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages
6 - 10 of this report to shareholders.) For the same period, the Fund's benchmark, the Morgan Stanley Capital International (MSCI) World Index, returned +14.72% and its comparable Lipper category of Global Multi-Cap Value Funds had an average return of +17.15%. (Funds in this Lipper category invest in a variety of market-capitalization ranges without concentrating 75% of their equity assets in any one market-cap range over an extended period of time. These Funds invest in companies both inside and outside the United States.)

Equity markets in developed countries provided good returns in 2004 on a capitalization-weighted basis. Foreign investors' returns were enhanced by the decline of the U.S. dollar, as illustrated in the following example: While the Standard & Poor's 500 Index returned +10.9% in 2004, the Norwegian OBX Index returned an impressive +35.5% when measured in Norwegian kroner. In U.S. dollars, the Norwegian market return translates into a sizzling +48.8%.

Despite lagging its benchmark, the Fund performed well in several areas. Best of all was the financial sector. The Fund started the year with an overweight in this sector, counter to the conventional wisdom against owning financial stocks during periods of rising overnight lending rates. American Home Mortgage Investment Corp. was the largest positive contributor, with a total return of +62.6% for the year. In our opinion, the market was too focused on the short-term effect of a likely slowdown in mortgage origination and refinancing, without considering the stock's attractive valuation and high level of profitability. Second best was the health care sector. We achieved good investment results by largely avoiding stocks of the major pharmaceutical companies, and focusing instead on stocks of managed care companies and clinical laboratories. UnitedHealth Group Inc., a health care services provider, was a significant positive contributor. The third largest contributor to performance was the energy sector, reflecting our long-term positive view. Energy stocks rose significantly during the year, as global oil demand experienced the steepest increase in recent memory. Canadian Natural Resources Ltd., a large independent exploration and production company, was one of the biggest positive contributors to performance, up 70.8% in U.S. dollars.

The biggest detractors from performance were in the highly volatile technology sector, notably Foundry Networks, Inc., Lattice Semiconductor Corp., and two South Korean stocks, Fine DNC Co., Ltd. and KH Vatec Co., Ltd. These stocks sold off sharply during the year following strong performance in 2003, as investor sentiment turned negative on the technology sector. Notwithstanding, we maintain our long-term positive view of these stocks. Foundry Networks, a maker of data networking equipment, was hit especially hard as investors became concerned over an apparent deceleration in sales growth. We believe this slowdown is temporary since, in our opinion, large enterprises and possibly local telecommunications providers are about to widely adopt networking products based on 10 gigabit Ethernet technology. Foundry Networks is a leader in this market segment but the stock does not currently reflect the acceleration of growth we expect in the coming months and years.

A number of consumer discretionary stocks also hurt Fund performance. These included Clear Channel Communications, Inc., Viacom, Inc., Pier 1 Imports, Inc. and Sears Roebuck & Co. As for the first two, the expected radio advertising rebound failed to materialize, crimping profits. The latter two, both struggling retailers, were unable to boost comparable store sales in the wake of a retail slowdown sparked by rising interest rates and higher energy prices.



MERRILL LYNCH GLOBAL VALUE FUND, INC., DECEMBER 31, 2004



What changes were made to the portfolio during the year?

We reduced our holdings in the financials sector from an overweight to a market weight, following strong outperformance. We eliminated holdings in City National Corporation and SouthTrust Corporation and initiated positions in PXRE Group Ltd., MLP AG, Northern Rock Plc, as well as several companies in South Korea and Turkey. We raised the technology sector from underweight to overweight, adding new positions in Foundry Networks, EMC Corp., Oracle Corp., Amdocs Ltd., and several South Korean companies. We sold Hewlett-Packard Company from the portfolio, following a review of the investment case. We remain modestly overweight in energy stocks despite taking profits in several strong performers, including Suncor Energy, Inc. and Kinder Morgan Management LLC. We initiated positions in EnCana Corp. and Canadian Oil Sands Trust.

Following a reassessment of fundamentals in the consumer discretionary area, the Fund reduced the sector to an underweight position. We eliminated positions in Jones Apparel Group, Inc., Pier 1 Imports, Liberty Media International, and Clear Channel Communications. Viacom was sharply cut and new positions were added in The Gap, Inc. and Weight Watchers International, Inc. These reductions were offset by additions to the more economically stable sectors of health care and consumer staples. Significant new health care positions include WellPoint, Inc., UnitedHealth Group, Inc., GlaxoSmithKline Plc, Medtronic, Inc. and Laboratory Corp. of America Holdings. New consumer staples stocks include General Mills, Inc. and Diageo Plc. We believe investors will once again reward the attractive valuations and good fundamentals in this out-of-favor group as global growth slows somewhat in the coming year.

We maintained a market weighting in industrial stocks. We eliminated SPX Corp. after reassessing the investment case and added Kone Oyj, a Finnish manufacturer of elevators and cargo handling equipment. Within the materials sector, we initiated a position in Peabody Energy Corp., a coal producer, and BHP Billiton Plc, a diversified miner.


How would you characterize the Fund's position at the close of the period?

As we enter the fourth year of global economic expansion, we anticipate an environment of rising short-term interest rates, low inflation, and energy prices that are higher than the historical norm. We believe the current environment is still a positive one for equities; however, we do not expect markets to match the relatively good returns of the last two years. Although our approach to stock selection is primarily bottom-up, many of the Fund's holdings fit within a few broad investment themes. The first is stable earnings growth exemplified by health care and consumer staples additions. We continue to underweight large pharmaceutical stocks for the time being and are generally avoiding early-cycle stocks that have already performed well.

Second, we believe there is considerable scope for appreciation in many technology stocks. Large corporate enterprises are cash rich, and we expect them to continue upgrading their technology infrastructure. We believe there are good prospects for computer storage and data networking products. Widespread adoption of broadband Internet continues, and we are seeing increased willingness by telecom and cable companies to invest in this area. On the consumer side, we expect our technology holdings to benefit from growing demand for products such as flat panel television displays and multi-function wireless handsets.

The third major theme is emerging markets, especially South Korea. At the end of the year, nearly 12% of the Fund's net assets was invested in emerging markets, of which nearly 8% was invested in Korean stocks. We find Korean stocks especially attractive, given the combination of extremely low valuations and excellent growth prospects. Longer-term we expect Korean stocks will trade in line with their developed market peers. The fourth theme is energy infrastructure development. The growth of global oil demand in 2004 has strained supplies to an unanticipated extent. We think that, over the next several years, energy producers will accelerate investment to increase production and distribution capacity. Several of our energy and industrial holdings are positioned to benefit from this anticipated development.

Overall, we will continue to seek out companies around the world that are well managed and valued attractively. Our focus will remain on bottom-up stock selection, while being mindful of sector and country risks.


Jacqueline Bell
Vice President and Co-Portfolio Manager


Lawrence Berman
Vice President and Co-Portfolio Manager


Walid Kassem
Vice President and Co-Portfolio Manager


January 20, 2005



MERRILL LYNCH GLOBAL VALUE FUND, INC., DECEMBER 31, 2004



Performance Data


About Fund Performance


Investors are able to purchase shares of the Fund through multiple pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and an account maintenance fee of 0.25% per year (but no distribution fee).

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% declining to 0% after six years. All Class B Shares purchased prior to June 1, 2001 will maintain the four-year schedule. In addition, Class B Shares are subject to a distribution fee of 0.75% per year and an account maintenance fee of 0.25% per year. These shares automatically convert to Class A Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.) All returns for periods greater than eight years reflect this conversion.

* Class C Shares are subject to a distribution fee of 0.75% per year and an account maintenance fee of 0.25% per year. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class I Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class I Shares are available only to eligible investors.

* Class R Shares do not incur a maximum sales charge (front-end load) or deferred sales charge. These shares are subject to a distribution fee of 0.25% per year and an account maintenance fee of 0.25% per year. Class R Shares are available only to certain retirement plans.

None of the past results shown should be considered a representation of future performance. Current performance may be lower or higher than the performance data quoted. Refer to www.mlim.ml.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Fund is subject to a 2% redemption fee for sales or exchanges of shares within 30 days of purchase. Performance data does not reflect this potential fee. Figures shown in each of the following tables assume reinvestment of all dividends and capital gain distributions, if any, at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.



MERRILL LYNCH GLOBAL VALUE FUND, INC., DECEMBER 31, 2004



Performance Data (continued)

Recent Performance Results

                                                        6-Month           12-Month       Since Inception
As of December 31, 2004                               Total Return      Total Return       Total Return
ML Global Value Fund, Inc.--Class A Shares*              +13.49%           +13.80%            +81.52%
ML Global Value Fund, Inc.--Class B Shares*              +13.15            +12.94             +70.63
ML Global Value Fund, Inc.--Class C Shares*              +12.98            +12.88             +70.24
ML Global Value Fund, Inc.--Class I Shares*              +13.68            +14.08             +85.20
ML Global Value Fund, Inc.--Class R Shares*              +13.35            +13.96             +55.72
MSCI World Index**                                       +10.82            +14.72         +56.29/+48.62

 * Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Cumulative total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. The Fund's since inception dates are from 11/01/96 for
   Class A, Class B, Class C & Class I Shares and from 1/03/03 for Class R Shares.

** This unmanaged market capitalization-weighted Index is comprised of a representative sampling of large-, medium- and small-capitalization companies in 23 countries, including the United States.
   Since inception total returns are from 11/30/96 and from 1/03/03.


MERRILL LYNCH GLOBAL VALUE FUND, INC., DECEMBER 31, 2004



Performance Data (continued)


TOTAL RETURN BASED ON A $10,000 INVESTMENT

Class A & Class B Shares

A line graph illustrating the growth of a $10,000 investment in ML Global Value Fund, Inc.++ Class A and Class B Shares* compared to a similar investment in Morgan Stanley Capital International World Index++++. Values illustrated are as follows:


ML Global Value Fund, Inc.++
Class A Shares*

Date                              Value

11/01/1996**                    $ 9,475.00
December 1996                   $ 9,644.00
December 1997                   $11,930.00
December 1998                   $15,118.00
December 1999                   $16,665.00
December 2000                   $16,730.00
December 2001                   $14,402.00
December 2002                   $10,786.00
December 2003                   $15,114.00
December 2004                   $17,199.00


ML Global Value Fund, Inc.++
Class B Shares*

Date                              Value

11/01/1996**                    $10,000.00
December 1996                   $10,166.00
December 1997                   $12,483.00
December 1998                   $15,698.00
December 1999                   $17,157.00
December 2000                   $17,107.00
December 2001                   $14,609.00
December 2002                   $10,852.00
December 2003                   $15,088.00
December 2004                   $17,063.00


Morgan Stanley Capital International World Index++++

Date                              Value

11/30/1996**                    $10,000.00
December 1996                   $ 9,838.00
December 1997                   $11,389.00
December 1998                   $14,161.00
December 1999                   $17,691.00
December 2000                   $15,360.00
December 2001                   $12,776.00
December 2002                   $10,235.00
December 2003                   $13,624.00
December 2004                   $15,629.00

   * Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.

  ** Commencement of operations.

  ++ ML Global Value Fund, Inc. invests primarily in equity securities of issuers located in various foreign countries and the United States.

++++ This unmanaged market capitalization-weighted Index is comprised of a representative sampling of large-, medium- and small-capitalization companies in 23 countries, including the United States. The starting date for the Index in the graph is from 11/30/96.

     Past performance is not indicative of future results.



Average Annual Total Return


                                    Return Without     Return With
                                     Sales Charge     Sales Charge**
Class A Shares*

One Year Ended 12/31/04                 +13.80%           +7.82%
Five Years Ended 12/31/04               + 0.63            -0.45
Inception (11/01/96) through
12/31/04                                + 7.58            +6.87

 * Maximum sales charge is 5.25%.

** Assuming maximum sales charge.


                                        Return            Return
                                     Without CDSC      With CDSC**
Class B Shares*

One Year Ended 12/31/04                 +12.94%           +8.94%
Five Years Ended 12/31/04               - 0.14            -0.48
Inception (11/01/96) through
12/31/04                                + 6.76            +6.76

 * Maximum contingent deferred sales charge is 4% and is reduced to 0% after six years.

** Assuming payment of applicable contingent deferred sales charge.



MERRILL LYNCH GLOBAL VALUE FUND, INC., DECEMBER 31, 2004



Performance Data (continued)


TOTAL RETURN BASED ON A $10,000 INVESTMENT

Class C & Class I Shares

A line graph illustrating the growth of a $10,000 investment in ML Global Value Fund, Inc.++ Class C and Class I Shares* compared to a similar investment in Morgan Stanley Capital International World Index++++. Values illustrated are as follows:


ML Global Value Fund, Inc.++
Class C Shares*

Date                              Value

11/01/1996**                    $10,000.00
December 1996                   $10,166.00
December 1997                   $12,484.00
December 1998                   $15,697.00
December 1999                   $17,155.00
December 2000                   $17,099.00
December 2001                   $14,613.00
December 2002                   $10,853.00
December 2003                   $15,082.00
December 2004                   $17,024.00


ML Global Value Fund, Inc.++
Class I Shares*

Date                              Value

11/01/1996**                    $ 9,475.00
December 1996                   $ 9,647.00
December 1997                   $11,964.00
December 1998                   $15,207.00
December 1999                   $16,794.00
December 2000                   $16,910.00
December 2001                   $14,587.00
December 2002                   $10,960.00
December 2003                   $15,382.00
December 2004                   $17,548.00


Morgan Stanley Capital International World Index++++

Date                              Value

11/30/1996**                    $10,000.00
December 1996                   $ 9,838.00
December 1997                   $11,389.00
December 1998                   $14,161.00
December 1999                   $17,691.00
December 2000                   $15,360.00
December 2001                   $12,776.00
December 2002                   $10,235.00
December 2003                   $13,624.00
December 2004                   $15,629.00

   * Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.

  ** Commencement of operations.

  ++ ML Global Value Fund, Inc. invests primarily in equity securities of issuers located in various foreign countries and the United States.

++++ This unmanaged market capitalization-weighted Index is comprised of a representative sampling of large-, medium- and small-capitalization companies in 23 countries, including the United States. The starting date for the Index in the graph is from 11/30/96.

     Past performance is not indicative of future results.



Average Annual Total Return


                                        Return            Return
                                     Without CDSC      With CDSC**
Class C Shares*

One Year Ended 12/31/04                 +12.88%          +11.88%
Five Years Ended 12/31/04               - 0.15           - 0.15
Inception (11/01/96) through
12/31/04                                + 6.73           + 6.73

 * Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.

** Assuming payment of applicable contingent deferred sales charge.



                                    Return Without     Return With
                                     Sales Charge     Sales Charge**
Class I Shares*

One Year Ended 12/31/04                 +14.08%           +8.09%
Five Years Ended 12/31/04               + 0.88           - 0.20
Inception (11/01/96) through
12/31/04                                + 7.84           + 7.13

 * Maximum sales charge is 5.25%.

** Assuming maximum sales charge.



MERRILL LYNCH GLOBAL VALUE FUND, INC., DECEMBER 31, 2004



Performance Data (concluded)


TOTAL RETURN BASED ON A $10,000 INVESTMENT

Class R Shares

A line graph illustrating the growth of a $10,000 investment in ML Global Value Fund, Inc.++ Class R Shares* compared to a similar investment in Morgan Stanley Capital International World Index++++. Values illustrated are as follows:


ML Global Value Fund, Inc.++
Class R Shares*

Date                              Value

1/03/2003**                     $10,000.00
December 2003                   $13,664.00
December 2004                   $15,572.00


Morgan Stanley Capital International World Index++++

Date                              Value

1/03/2003**                     $10,000.00
December 2003                   $12,955.00
December 2004                   $14,862.00

   * Assuming transaction costs and other operating expenses, including advisory fees.

  ** Commencement of operations.

  ++ ML Global Value Fund, Inc. invests primarily in equity securities of issuers located in various foreign countries and the United States.

++++ This unmanaged market capitalization-weighted Index is comprised of a representative sampling of large-, medium- and small-capitalization companies in 23 countries, including the United States.

     Past performance is not indicative of future results.



Average Annual Total Return


Class R Shares                                           Return

One Year Ended 12/31/04                                  +13.96%
Inception (1/03/03) through 12/31/04                     +24.90



MERRILL LYNCH GLOBAL VALUE FUND, INC., DECEMBER 31, 2004



Disclosure of Expenses


Shareholders of this Fund may incur the following charges:
(a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and (b) operating expenses including advisory fees, distribution fees including 12(b)-1 fees, and other Fund expenses. The following example (which is based on a hypothetical investment of $1,000 invested on July 1, 2004 and held through December 31, 2004) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The first table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

The second table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

The expenses shown in the table are intended to highlight shareholders ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the second table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.


                                                                                                  Expenses Paid
                                                                               Ending           During the Period*
                                                       Beginning           Account Value         July 1, 2004 to
                                                     Account Value          December 31,           December 31,
                                                      July 1, 2004              2004                   2004
Actual

Class A                                                  $1,000              $1,134.90                $ 8.10
Class B                                                  $1,000              $1,131.50                $12.22
Class C                                                  $1,000              $1,129.80                $12.26
Class I                                                  $1,000              $1,136.80                $ 6.77
Class R                                                  $1,000              $1,133.50                $ 8.90

Hypothetical (5% annual return before expenses)**

Class A                                                  $1,000              $1,017.55                $ 7.66
Class B                                                  $1,000              $1,013.67                $11.54
Class C                                                  $1,000              $1,013.62                $11.59
Class I                                                  $1,000              $1,018.80                $ 6.39
Class R                                                  $1,000              $1,016.79                $ 8.42

 * For each class of the Fund, expenses are equal to the annualized expense ratio for the class
   (1.51% for Class A, 2.28% for Class B, 2.29% for Class C, 1.26% for Class I and 1.66% for Class R),
   multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period shown).

** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half-year divided by 366.


MERRILL LYNCH GLOBAL VALUE FUND, INC., DECEMBER 31, 2004


Schedule of Investments                                                                                   (in U.S. dollars)

Africa            Industry+++                Shares Held    Common Stocks                                          Value
South Africa--    Wireless Telecommunication     240,000    MTN Group Ltd.                                    $   1,853,117
0.3%              Services--0.3%

                                                            Total Common Stocks in Africa--0.3%                   1,853,117


Europe

Belgium--0.1%     Diversified Financial           26,900    Fortis                                                  744,074
                  Services--0.1%

                                                            Total Common Stocks in Belgium                          744,074


Denmark--0.3%     Commercial Banks--0.3%          73,000    Danske Bank A/S                                       2,237,668

                                                            Total Common Stocks in Denmark                        2,237,668


Finland--1.4%     Electronic Equipment &          35,000    Perlos Oyj                                              559,943
                  Instruments--0.1%

                  Machinery--1.0%                 84,000    Kone OYJ Class B (c)                                  6,518,363

                  Paper & Forest                 100,000    UPM-Kymmene Oyj                                       2,223,732
                  Products--0.3%
                                                            Total Common Stocks in Finland                        9,302,038


France--2.6%      Automobiles--0.5%               43,300    Renault SA                                            3,622,557

                  Chemicals--1.3%                 47,947    Air Liquide                                           8,863,384

                  Oil & Gas--0.6%                 20,000    Total SA                                              4,368,629

                  Personal Products--0.1%         11,900    L'Oreal SA                                              903,378

                  Software--0.1%                  25,000  ++Business Objects SA*                                    633,500

                                                            Total Common Stocks in France                        18,391,448


Germany--3.9%     Capital Markets--1.1%          382,200    MLP AG (c)                                            7,579,581

                  Food & Staples                 230,500    Metro AG                                             12,685,803
                  Retailing--1.9%

                  Insurance--0.9%                156,000    Hannover Rueckversicherung AG Registered Shares       6,096,235

                                                            Total Common Stocks in Germany                       26,361,619


Greece--0.3%      Wireless Telecommunication     120,000    Cosmote Mobile Telecommunications SA                  2,400,979
                  Services--0.3%

                                                            Total Common Stocks in Greece                         2,400,979


Hungary--0.1%     Commercial Banks--0.1%          21,200    OTP Bank Rt                                             653,392

                                                            Total Common Stocks in Hungary                          653,392


Ireland--0.2%     Commercial Banks--0.2%          47,900    Allied Irish Banks Plc                                  994,200
                                                  18,400    Anglo Irish Bank Corp. Plc                              445,932

                                                            Total Common Stocks in Ireland                        1,440,132


Netherlands--2.6% Air Freight &                  504,400    TPG NV                                               13,698,399
                  Logistics--2.0%

                  Commercial Banks--0.1%          20,400    ABN AMRO Holding NV                                     540,432

                  Diversified Financial           39,900    ING Groep NV CVA                                      1,207,250
                  Services--0.2%

                  Food Products--0.3%             37,400    Unilever NV                                           2,507,737

                                                            Total Common Stocks in the Netherlands               17,953,818


Norway--2.8%      Communications                 394,600    Tandberg ASA                                          4,902,652
                  Equipment--0.7%

                  Diversified                    799,400    Telenor ASA                                           7,259,294
                  Telecommunication
                  Services--1.1%

                  Oil & Gas--1.0%                 42,000    Norsk Hydro ASA                                       3,307,769
                                                 225,000    Statoil ASA                                           3,529,179
                                                                                                              -------------
                                                                                                                  6,836,948

                                                            Total Common Stocks in Norway                        18,998,894


MERRILL LYNCH GLOBAL VALUE FUND, INC., DECEMBER 31, 2004


Schedule of Investments (continued)                                                                       (in U.S. dollars)

Europe
(concluded)       Industry+++                Shares Held    Common Stocks                                          Value
Russia--0.7%      Commercial Banks--0.3%           4,450    Sberbank RF                                       $   2,184,950

                  Wireless Telecommunication      18,000    Mobile Telesystems* (c)                               2,493,180
                  Services--0.4%

                                                            Total Common Stocks in Russia                         4,678,130


Spain--0.1%       Commercial Banks--0.1%          10,200    Banco Popular Espanol SA                                672,421

                                                            Total Common Stocks in Spain                            672,421


Switzerland--1.6% Food Products--1.6%             40,900    Nestle SA Registered Shares                          10,700,686

                                                            Total Common Stocks in Switzerland                   10,700,686


Turkey--1.0%      Commercial Banks--0.8%     887,131,800    Akbank TAS                                            5,493,178

                  Wireless Telecommunication      70,000    Turkcell Iletisim Hizmet AS*                          1,267,000
                  Services--0.2%

                                                            Total Common Stocks in Turkey                         6,760,178


United Kingdom--  Aerospace & Defense--0.2%       50,000    Cobham Plc                                            1,187,459
7.7%
                  Beverages--0.7%                317,000    Diageo Plc                                            4,521,964

                  Capital Markets--0.0%            6,600    Man Group Plc                                           186,522

                  Commercial Banks--0.5%         388,400    Lloyds TSB Group Plc                                  3,527,113
                                                  61,700    London Scottish Bank Plc                                147,480
                                                                                                              -------------
                                                                                                                  3,674,593

                  Consumer Finance--0.2%         106,400    Provident Financial Plc                               1,372,745

                  Food Products--0.2%            120,477    Unilever Plc                                          1,183,120

                  Insurance--0.0%                159,036    Legal & General Group Plc                               335,867

                  Metals & Mining--0.6%          321,000  ++BHP Billiton Plc                                      3,762,441

                  Pharmaceuticals--2.5%          286,600    GlaxoSmithKline Plc                                   6,723,980
                                               1,008,365    Shire Pharmaceuticals Plc                            10,589,710
                                                                                                              -------------
                                                                                                                 17,313,690

                  Thrifts & Mortgage             815,500    Kensington Group Plc                                  7,460,464
                  Finance--1.9%                  366,100    Northern Rock Plc                                     5,492,976
                                                                                                              -------------
                                                                                                                 12,953,440

                  Wireless Telecommunication   2,274,800    Vodafone Group Plc                                    6,168,942
                  Services--0.9%

                                                            Total Common Stocks in the United Kingdom            52,660,783

                                                            Total Common Stocks in Europe--25.4%                173,956,260



North America

Bermuda--0.5%     IT Services--0.4%               90,000    Accenture Ltd. Class A                                2,430,000

                  Insurance--0.1%                  9,100    XL Capital Ltd. Class A                                 706,615

                                                            Total Common Stocks in Bermuda                        3,136,615


Canada--3.8%      Energy Equipment &              60,000  ++Precision Drilling Corp.                              3,768,000
                  Services--0.6%

                  Oil & Gas--3.0%                111,400    Canadian Natural Resources Ltd.                       4,765,054
                                                 105,000    Canadian Oil Sands Trust                              5,925,009
                                                 105,000    EnCana Corp.                                          5,994,241
                                                  80,300    Petro-Canada                                          4,099,613
                                                                                                              -------------
                                                                                                                 20,783,917

                  Wireless Telecommunication     110,000  ++Telesystem International Wireless, Inc.               1,230,900
                  Services--0.2%

                                                            Total Common Stocks in Canada                        25,782,817


MERRILL LYNCH GLOBAL VALUE FUND, INC., DECEMBER 31, 2004


Schedule of Investments (continued)                                                                       (in U.S. dollars)

North America
(continued)       Industry+++                Shares Held    Common Stocks                                          Value
United States--   Aerospace & Defense--0.7%       47,000    General Dynamics Corp.                            $   4,916,200
50.8%
                  Beverages--0.4%                 59,000    Anheuser-Busch Cos., Inc.                             2,993,070

                  Building Products--0.5%         89,000    Masco Corp.                                           3,251,170

                  Capital Markets--1.4%           71,500  ++Affiliated Managers Group (c)                         4,843,410
                                                  22,200    The Bear Stearns Cos., Inc.                           2,271,282
                                                   8,700    Federated Investors, Inc. Class B                       264,480
                                                   3,000    Goldman Sachs Group, Inc.                               312,120
                                                  22,100    Lehman Brothers Holdings, Inc.                        1,933,308
                                                                                                              -------------
                                                                                                                  9,624,600

                  Commercial Banks--0.0%             600    U.S. Bancorp                                             18,792

                  Communications                 500,000  ++Avaya, Inc. (c)                                       8,600,000
                  Equipment--4.0%                100,000  ++Cisco Systems, Inc.                                   1,930,000
                                                 377,300  ++Corning, Inc.                                         4,440,821
                                                 884,500  ++Foundry Networks, Inc. (c)                           11,640,020
                                                                                                              -------------
                                                                                                                 26,610,841

                  Computers &                    650,000  ++EMC Corp.                                             9,665,500
                  Peripherals--1.4%

                  Consumer Finance--0.8%          57,600    Capital One Financial Corp.                           4,850,496
                                                  26,900    MBNA Corp.                                              758,311
                                                                                                              -------------
                                                                                                                  5,608,807

                  Electric Utilities--0.4%        13,700    Exelon Corp.                                            603,759
                                                  19,700    FPL Group, Inc.                                       1,472,575
                                                  10,200    PPL Corp.                                               543,456
                                                                                                              -------------
                                                                                                                  2,619,790

                  Electrical Equipment--0.3%      35,000    Roper Industries, Inc.                                2,126,950

                  Energy Equipment &              66,100    BJ Services Co.                                       3,076,294
                  Services--4.3%                 153,400  ++Cooper Cameron Corp.                                  8,254,454
                                                  60,000    Halliburton Co.                                       2,354,400
                                                  70,000  ++Nabors Industries Ltd. (c)                            3,590,300
                                                 225,000  ++National-Oilwell, Inc. (c)                            7,940,250
                                                  80,000  ++Noble Corp. (c)                                       3,979,200
                                                                                                              -------------
                                                                                                                 29,194,898

                  Food & Staples                  54,700    Wal-Mart Stores, Inc.                                 2,889,254
                  Retailing--0.4%

                  Food Products--1.9%            199,600  ++Dean Foods Co.                                        6,576,820
                                                 130,400    General Mills, Inc.                                   6,482,184
                                                                                                              -------------
                                                                                                                 13,059,004

                  Health Care Equipment &        115,700    Baxter International, Inc.                            3,996,278
                  Supplies--1.9%                  82,800  ++Boston Scientific Corp.                               2,943,540
                                                 117,700    Medtronic, Inc.                                       5,846,159
                                                                                                              -------------
                                                                                                                 12,785,977

                  Health Care Providers &         31,200    Aetna, Inc. New Shares                                3,892,200
                  Services--5.8%                 120,000  ++Laboratory Corp. of America Holdings                  5,978,400
                                                  67,900    Quest Diagnostics                                     6,487,845
                                                 127,000    UnitedHealth Group, Inc.                             11,179,810
                                                 105,400  ++WellPoint, Inc.                                      12,121,000
                                                                                                              -------------
                                                                                                                 39,659,255

                  Hotels, Restaurants &          111,200    Ruby Tuesday, Inc.                                    2,900,096
                  Leisure--0.4%

                  Household Products--2.0%       172,550    Colgate-Palmolive Co.                                 8,827,658
                                                  77,799    Kimberly-Clark Corp.                                  5,119,980
                                                                                                              -------------
                                                                                                                 13,947,638


MERRILL LYNCH GLOBAL VALUE FUND, INC., DECEMBER 31, 2004


Schedule of Investments (continued)                                                                       (in U.S. dollars)

North America
(continued)       Industry+++                Shares Held    Common Stocks                                          Value
United States     IT Services--0.3%               54,325    First Data Corp.                                  $   2,310,986
(continued)
                  Industrial                     174,000    General Electric Co.                                  6,351,000
                  Conglomerates--1.7%            150,300    Tyco International Ltd.                               5,371,722
                                                                                                              -------------
                                                                                                                 11,722,722

                  Insurance--4.2%                196,000    ACE Ltd.                                              8,379,000
                                                  33,900    Bristol West Holdings, Inc.                             678,000
                                                     500    Brown & Brown, Inc.                                      21,775
                                                  30,900    Everest Re Group Ltd.                                 2,767,404
                                                   4,600    Hilb Rogal & Hobbs Co.                                  166,704
                                                   2,000    Montpelier Re Holdings Ltd.                              76,900
                                                 326,400    PXRE Group Ltd.                                       8,228,544
                                                     700    The Progressive Corp.                                    59,388
                                                   2,100    Protective Life Corp.                                    89,649
                                                 157,800    RenaissanceRe Holdings Ltd.                           8,218,224
                                                                                                              -------------
                                                                                                                 28,685,588

                  Machinery--1.0%                168,800    Dover Corp.                                           7,079,472

                  Media--0.2%                     38,800    Viacom, Inc. Class B                                  1,411,932

                  Metals & Mining--1.2%           93,200    Alcoa, Inc.                                           2,928,344
                                                  66,900    Peabody Energy Corp.                                  5,412,879
                                                                                                              -------------
                                                                                                                  8,341,223

                  Oil & Gas--0.5%                 40,400    ConocoPhillips                                        3,507,932

                  Paper & Forest                  45,600    International Paper Co.                               1,915,200
                  Products--0.3%                   2,358  ++Neenah Paper, Inc.                                       76,857
                                                                                                              -------------
                                                                                                                  1,992,057

                  Pharmaceuticals--1.5%           81,000    Abbott Laboratories                                   3,778,650
                                                  59,000    Johnson & Johnson                                     3,741,780
                                                 122,200    Schering-Plough Corp.                                 2,551,536
                                                                                                              -------------
                                                                                                                 10,071,966

                  Real Estate--4.2%                7,500    AMB Property Corp.                                      302,925
                                                 389,000    American Home Mortgage Investment Corp. (c)          13,323,250
                                                   2,200    Equity Office Properties Trust                           64,064
                                                 421,700    Friedman Billings Ramsey Group, Inc. Class A (c)      8,176,763
                                                  31,430    General Growth Properties, Inc.                       1,136,509
                                                   5,300    New Century Financial Corp.                             338,723
                                                  78,300    The St. Joe Co.                                       5,026,860
                                                                                                              -------------
                                                                                                                 28,369,094

                  Semiconductors &               140,000  ++Genesis Microchip, Inc.                               2,270,800
                  Semiconductor                1,049,700  ++Lattice Semiconductor Corp.                           5,983,290
                  Equipment--1.5%                 44,100    Maxim Integrated Products, Inc.                       1,869,399
                                                                                                              -------------
                                                                                                                 10,123,489

                  Software--3.4%                 190,000    Amdocs Ltd.(c)                                        4,987,500
                                                 175,000  ++Check Point Software Technologies (c)                 4,310,250
                                                 117,800    Computer Associates International, Inc. (c)           3,658,868
                                                 182,600    Microsoft Corp.                                       4,877,246
                                                 400,000  ++Oracle Corp.                                          5,488,000
                                                                                                              -------------
                                                                                                                 23,321,864

                  Specialty Retail--1.5%         249,800    The Gap, Inc.                                         5,275,776
                                                  70,600    Home Depot, Inc.                                      3,017,444
                                                  50,000  ++Weight Watchers International, Inc.                   2,053,500
                                                                                                              -------------
                                                                                                                 10,346,720


MERRILL LYNCH GLOBAL VALUE FUND, INC., DECEMBER 31, 2004


Schedule of Investments (continued)                                                                       (in U.S. dollars)

North America
(concluded)       Industry+++                Shares Held    Common Stocks                                          Value
United States     Textiles, Apparel & Luxury     152,700    Liz Claiborne, Inc.                               $   6,445,467
(concluded)       Goods--0.9%

                  Thrifts & Mortgage              86,100    Freddie Mac                                           6,345,570
                  Finance--1.0%                    3,800    MGIC Investment Corp.                                   261,858
                                                   4,100    The PMI Group, Inc.                                     171,175
                                                                                                              -------------
                                                                                                                  6,778,603

                  Wireless Telecommunication     185,000  ++Nextel Communications, Inc. Class A                   5,550,000
                  Services--0.8%

                                                            Total Common Stocks in the United States            347,930,957

                                                            Total Common Stocks in North America--55.1%         376,850,389



Pacific Basin/Asia

Australia--0.0%   Commercial Banks--0.0%           6,200    National Australia Bank Ltd.                            140,070

                                                            Total Common Stocks in Australia                        140,070


Hong Kong--0.5%   Industrial                     320,000    Hutchison Whampoa Ltd.                                2,995,098
                  Conglomerates--0.4%

                  Real Estate--0.1%            2,810,000  ++China Resources Land Ltd.                               477,209
                                                 438,600    Hopson Development Holdings Ltd.                        159,410
                                                                                                              -------------
                                                                                                                    636,619

                                                            Total Common Stocks in Hong Kong                      3,631,717


India--1.1%       Commercial Banks--0.7%          42,000    HDFC Bank Ltd.                                          501,304
                                                 496,800    ICICI Bank Ltd.                                       4,237,143
                                                                                                              -------------
                                                                                                                  4,738,447

                  Oil & Gas--0.4%                200,000    Reliance Industries Ltd.                              2,455,947

                                                            Total Common Stocks in India                          7,194,394


Indonesia--0.9%   Commercial Banks--0.9%      19,422,000    Bank Central Asia Tbk PT                              6,224,665

                                                            Total Common Stocks in Indonesia                      6,224,665


Japan--6.7%       Auto Components--0.7%          196,700    Toyota Industries Corp.                               4,914,141

                  Capital Markets--0.1%           53,700    Nomura Holdings, Inc.                                   782,939

                  Commercial Banks--0.2%         223,000  ++The Bank of Yokohama Ltd.                             1,405,855

                  Construction &                 779,000    JGC Corp.                                             7,123,285
                  Engineering--1.1%

                  Consumer Finance--0.7%          11,900    Aeon Credit Service Co., Ltd.                           886,084
                                                  14,200    Aiful Corp.                                           1,561,764
                                                  61,700    Credit Saison Co., Ltd.                               2,245,935
                                                                                                              -------------
                                                                                                                  4,693,783

                  Electronic Equipment &          58,500    Murata Manufacturing Co., Ltd.                        3,271,250
                  Instruments--0.5%

                  Food & Staples                 121,000    Ito-Yokado Co., Ltd.                                  5,077,584
                  Retailing--0.7%

                  Insurance--0.3%                    130    Millea Holdings, Inc.                                 1,928,369
                                                     360    Mitsui Sumitomo Insurance Co., Ltd.                       3,127
                                                                                                              -------------
                                                                                                                  1,931,496


MERRILL LYNCH GLOBAL VALUE FUND, INC., DECEMBER 31, 2004


Schedule of Investments (continued)                                                                       (in U.S. dollars)

Pacific Basin/Asia
(concluded)       Industry+++                Shares Held    Common Stocks                                          Value
Japan             Machinery--0.5%                380,000    Kubota Corp.                                     $    1,883,868
(concluded)                                      270,000    Tadano Ltd.                                           1,222,602
                                                                                                              -------------
                                                                                                                  3,106,470

                  Office Electronics--1.0%       128,000    Canon, Inc.                                           6,907,778

                  Pharmaceuticals--0.3%           33,700    Eisai Co., Ltd.                                       1,108,315
                                                  28,300    Yamanouchi Pharmaceutical Co., Ltd.                   1,101,952
                                                                                                              -------------
                                                                                                                  2,210,267

                  Trading Companies &            330,000    Mitsubishi Corp.                                      4,263,882
                  Distributors--0.6%

                                                            Total Common Stocks in Japan                         45,688,730


Singapore--0.3%   Industrial                     440,000    Keppel Corp. Ltd.                                     2,318,059
                  Conglomerates--0.3%

                                                            Total Common Stocks in Singapore                      2,318,059

South Korea--7.9% Automobiles--0.6%               71,500    Hyundai Motor Co.                                     3,833,317

                  Commercial Banks--2.6%         759,400    Daegu Bank                                            5,281,762
                                                 233,200    Hana Bank                                             5,811,978
                                                 211,300    Industrial Bank of Korea                              1,481,876
                                                 669,300    Pusan Bank                                            5,140,007
                                                                                                              -------------
                                                                                                                 17,715,623

                  Communications                  87,600    KH Vatec Co., Ltd.                                    2,102,840
                  Equipment--0.3%

                  Electric Utilities--0.3%        65,300    Korea Electric Power Corp.                            1,693,687

                  Electronic Equipment &         922,200  ++Fine DNC Co., Ltd. (d)                                3,665,816
                  Instruments--1.6%               57,500    Interflex Co., Ltd.                                     963,703
                                                 230,260    Power Logics Co., Ltd.                                2,380,006
                                                  16,800    Samsung SDI Co., Ltd.                                 1,833,849
                                                  80,500    You Eal Electronics Co., Ltd.                         2,321,218
                                                                                                              -------------
                                                                                                                 11,164,592

                  Insurance--1.6%              1,158,690    Korean Reinsurance Co.                                5,255,071
                                                 350,500    Oriental Fire & Marine Insurance Co., Ltd.            5,874,396
                                                                                                              -------------
                                                                                                                 11,129,467

                  Semiconductors &               316,000    Seoul Semiconductor Co., Ltd.                         5,067,233
                  Semiconductor
                  Equipment--0.7%

                  Wireless Telecommunication      60,000    KT Freetel Co., Ltd.                                  1,431,607
                  Services--0.2%

                                                            Total Common Stocks in South Korea                   54,138,366


Taiwan--0.5%      Electronic Equipment &         287,499    HON HAI Precision Industry                            1,333,618
                  Instruments--0.2%

                  Machinery--0.3%                719,068  ++Ichia Technologies, Inc.                              1,068,732
                                               1,600,000    Yungtay Engineering Co., Ltd.                           969,391
                                                                                                              -------------
                                                                                                                  2,038,123

                                                            Total Common Stocks in Taiwan                         3,371,741

                                                            Total Common Stocks in the Pacific
                                                            Basin/Asia--17.9%                                   122,707,742

                                                            Total Investments in Common Stocks
                                                            (Cost--$540,902,837)--98.7%                         675,367,508


MERRILL LYNCH GLOBAL VALUE FUND, INC., DECEMBER 31, 2004


Schedule of Investments (concluded)                                                                       (in U.S. dollars)

North America                        Beneficial Interest    Short-Term Securities                                  Value
United States--10.9%                      $   11,408,318    Merrill Lynch Liquidity Series, LLC Cash
                                                            Sweep Series I (a)                                $  11,408,318
                                              63,372,074    Merrill Lynch Liquidity Series,
                                                            LLC Money Market Series (a)(b)                       63,372,074

                                                            Total Investments in Short-Term Securities
                                                            (Cost--$74,780,392)--10.9%                           74,780,392

                  Total Investments (Cost--$615,683,229**)--109.6%                                              750,147,900
                  Liabilities in Excess of Other Assets--(9.6%)                                                (65,676,814)
                                                                                                              -------------
                  Net Assets--100.0%                                                                          $ 684,471,086
                                                                                                              =============

  * Depositary Receipts.

 ** The cost and unrealized appreciation/depreciation of investments as of December 31, 2004, as computed for federal income tax purposes, were as follows:

    Aggregate cost                                          $   619,285,983
                                                            ===============
    Gross unrealized appreciation                           $   149,350,456
    Gross unrealized depreciation                              (18,488,539)
                                                            ---------------
    Net unrealized appreciation                              $  130,861,917
                                                            ===============

 ++ Non-income producing security.

+++ For Fund compliance purposes, "Industry" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.
    These industry classifications are unaudited.

(a) Investments in companies considered to be an affiliate of the Fund
    (such companies are defined as "Affiliated Companies" in Section
    2(a)(3) of the Investment Company Act of 1940) were as follows:

                                                                  Interest/
                                                    Net            Dividend
    Affiliate                                     Activity           Income

    Merrill Lynch Liquidity Series, LLC
       Cash Sweep Series I                      $  3,812,775       $139,308
    Merrill Lynch Liquidity Series, LLC
       Money Market Series                      $ 18,616,754       $194,018
    Merrill Lynch Premier
       Institutional Fund                       (14,918,440)       $ 23,869


(b) Security was purchased with the cash proceeds from securities loans.

(c) Security, or a portion of security, is on a loan.

(d) Investments in companies 5% or more of whose outstanding securities are held by the Fund (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment
    Company Act of 1940) were as follows:

                      Net
                     Share      Purchase     Sales      Realized   Dividend
    Affiliate       Activity      Cost        Cost        Loss       Income

    Fine DNC
    Co., Ltd.       922,200    $6,171,909   $205,105   $(117,538)        ++

 ++ Non-income producing security.

    See Notes to Financial Statements.


MERRILL LYNCH GLOBAL VALUE FUND, INC., DECEMBER 31, 2004


Statement of Assets and Liabilities

As of December 31, 2004
Assets

           Investments in unaffiliated securities, at value (including securities
           loaned of $61,000,924) (identified cost--$534,936,033)                                           $   671,701,692
           Investments in affiliated securities, at value (identified cost--$80,747,196)                         78,446,208
           Foreign cash (cost--$400,529)                                                                            410,047
           Receivables:
           Dividends                                                                      $     1,439,296
           Capital shares sold                                                                    156,066
           Interest from affiliates                                                                14,654
           Securities lending                                                                       7,832         1,617,848
                                                                                          ---------------
           Prepaid expenses                                                                                          69,774
                                                                                                            ---------------
           Total assets                                                                                         752,245,569
                                                                                                            ---------------

Liabilities

           Collateral on securities loaned, at value                                                             63,372,074
           Deferred foreign capital gain tax                                                                        110,530
           Payables:
           Capital shares redeemed                                                              2,124,196
           Investment adviser                                                                     484,395
           Securities purchased                                                                   482,941
           Distributor                                                                            321,681
           Other affiliates                                                                       210,004         3,623,217
                                                                                          ---------------
           Accrued expenses and other liabilities                                                                   668,662
                                                                                                            ---------------
           Total liabilities                                                                                     67,774,483
                                                                                                            ---------------

Net Assets

           Net assets                                                                                       $   684,471,086
                                                                                                            ===============

Net Assets Consist of

           Class A Shares of Common Stock, $.10 par value, 100,000,000 shares authorized                    $     2,544,929
           Class B Shares of Common Stock, $.10 par value, 500,000,000 shares authorized                          1,670,103
           Class C Shares of Common Stock, $.10 par value, 100,000,000 shares authorized                            736,313
           Class I Shares of Common Stock, $.10 par value, 100,000,000 shares authorized                            486,821
           Class R Shares of Common Stock, $.10 par value, 500,000,000 shares authorized                              1,079
           Paid-in capital in excess of par                                                                     709,054,276
           Accumulated distributions in excess of investment income--net                  $   (1,557,713)
           Accumulated realized capital losses--net                                         (162,845,368)
           Unrealized appreciation--net                                                       134,380,646
                                                                                          ---------------
           Total accumulated losses--net                                                                       (30,022,435)
                                                                                                            ---------------
           Net Assets                                                                                       $   684,471,086
                                                                                                            ===============

Net Asset Value

           Class A--Based on net assets of $324,125,328 and 25,449,285 shares outstanding                   $         12.74
                                                                                                            ===============
           Class B--Based on net assets of $206,842,308 and 16,701,032 shares outstanding                   $         12.39
                                                                                                            ===============
           Class C--Based on net assets of $91,020,116 and 7,363,127 shares outstanding                     $         12.36
                                                                                                            ===============
           Class I--Based on net assets of $62,346,751 and 4,868,213 shares outstanding                     $         12.81
                                                                                                            ===============
           Class R--Based on net assets of $136,583 and 10,788 shares outstanding                           $         12.66
                                                                                                            ===============

           See Notes to Financial Statements.


MERRILL LYNCH GLOBAL VALUE FUND, INC., DECEMBER 31, 2004


Statement of Operations

For the Year Ended December 31, 2004
Investment Income

           Dividends (net of $960,069 foreign withholding tax)                                              $    11,818,262
           Securities lending                                                                                       217,887
           Interest from affiliates                                                                                 139,308
                                                                                                            ---------------
           Total income                                                                                          12,175,457
                                                                                                            ---------------

Expenses

           Investment advisory fees                                                       $     5,233,999
           Account maintenance and distribution fees--Class B                                   3,513,100
           Professional fees                                                                    1,563,993
           Account maintenance and distribution fees--Class C                                     912,522
           Transfer agent fees--Class B                                                           689,808
           Account maintenance fees--Class A                                                      494,088
           Transfer agent fees--Class A                                                           332,130
           Accounting services                                                                    285,405
           Custodian fees                                                                         257,963
           Transfer agent fees--Class C                                                           181,980
           Transfer agent fees--Class I                                                            96,624
           Printing and shareholder reports                                                        81,149
           Registration fees                                                                       57,524
           Directors' fees and expenses                                                            45,372
           Pricing fees                                                                            12,233
           Account maintenance and distribution fees--Class R                                         342
           Transfer agent fees--Class R                                                               136
           Other                                                                                   59,405
                                                                                          ---------------
           Total expenses                                                                                        13,817,773
                                                                                                            ---------------
           Investment loss--net                                                                                 (1,642,316)
                                                                                                            ---------------

Realized & Unrealized Gain (Loss)--Net

           Realized gain (loss) on:
               Investments--net                                                                87,475,425
               Foreign currency transactions--net                                               (662,170)        86,813,255
                                                                                          ---------------
           Change in unrealized appreciation on:
               Investments--net (including $110,530 deferred foreign capital gain tax)        (2,992,104)
               Foreign currency transactions--net                                               (293,824)       (3,285,928)
                                                                                          ---------------   ---------------
           Total realized and unrealized gain--net                                                               83,527,327
                                                                                                            ---------------
           Net Increase in Net Assets Resulting from Operations                                             $    81,885,011
                                                                                                            ===============

           See Notes to Financial Statements.


MERRILL LYNCH GLOBAL VALUE FUND, INC., DECEMBER 31, 2004


Statements of Changes in Net Assets

                                                                                            For the Year Ended December 31,
Increase (Decrease) in Net Assets:                                                               2004               2003
Operations

           Investment income (loss)--net                                                  $   (1,642,316)   $       404,848
           Realized gain (loss)--net                                                           86,813,255      (19,279,916)
           Change in unrealized appreciation--net                                             (3,285,928)       252,675,709
                                                                                          ---------------   ---------------
           Net increase in net assets resulting from operations                                81,885,011       233,800,641
                                                                                          ---------------   ---------------

Dividends to Shareholders

           Investment income--net:
               Class A                                                                          (221,606)                --
               Class B                                                                                 --                --
               Class C                                                                                 --                --
               Class I                                                                          (206,972)                --
               Class R                                                                              (380)                --
                                                                                          ---------------   ---------------
           Net decrease in net assets resulting from dividends to shareholders                  (428,958)                --
                                                                                          ---------------   ---------------

Capital Share Transactions

           Net decrease in net assets derived from capital share transactions               (161,681,668)     (182,297,642)
                                                                                          ---------------   ---------------

Redemption Fee

           Redemption fee                                                                             386                --
                                                                                          ---------------   ---------------

Net Assets

           Total increase (decrease) in net assets                                           (80,225,229)        51,502,999
           Beginning of year                                                                  764,696,315       713,193,316
                                                                                          ---------------   ---------------
           End of year*                                                                   $   684,471,086   $   764,696,315
                                                                                          ===============   ===============
               * Accumulated distributions in excess of investment income--net            $   (1,557,713)   $   (1,846,807)
                                                                                          ===============   ===============

                 See Notes to Financial Statements.


MERRILL LYNCH GLOBAL VALUE FUND, INC., DECEMBER 31, 2004


Financial Highlights

The following per share data and ratios have been derived                               Class A
from information provided in the financial statements.
                                                                            For the Year Ended December 31,
Increase (Decrease) in Net Asset Value:                         2004         2003         2002         2001          2000
Per Share Operating Performance

           Net asset value, beginning of year                $    11.21   $     8.00   $    10.83   $    12.96   $    14.67
                                                             ----------   ----------   ----------   ----------   ----------
           Investment income--net**                                 .04          .05          .04          .03          .02
           Realized and unrealized gain (loss)--net                1.50         3.16       (2.73)       (1.81)          .01
                                                             ----------   ----------   ----------   ----------   ----------
           Total from investment operations                        1.54         3.21       (2.69)       (1.78)          .03
                                                             ----------   ----------   ----------   ----------   ----------
           Less dividends and distributions:
               Investment income--net                             (.01)           --        (.14)           --           --
               In excess of investment income--net                   --           --           --           --        (.32)
               Realized gain--net                                    --           --           --        (.35)       (1.42)
                                                             ----------   ----------   ----------   ----------   ----------
           Total dividends and distributions                      (.01)           --        (.14)        (.35)       (1.74)
                                                             ----------   ----------   ----------   ----------   ----------
           Net asset value, end of year                      $    12.74   $    11.21   $     8.00   $    10.83   $    12.96
                                                             ==========   ==========   ==========   ==========   ==========

Total Investment Return*

           Based on net asset value per share                    13.80%       40.13%     (25.11%)     (13.92%)         .39%
                                                             ==========   ==========   ==========   ==========   ==========

Ratios to Average Net Assets

           Expenses                                               1.50%        1.47%        1.31%        1.20%        1.16%
                                                             ==========   ==========   ==========   ==========   ==========
           Investment income--net                                  .31%         .58%         .47%         .26%         .17%
                                                             ==========   ==========   ==========   ==========   ==========

Supplemental Data

           Net assets, end of year (in thousands)            $  324,125   $  185,110   $  160,977   $  301,579   $  398,260
                                                             ==========   ==========   ==========   ==========   ==========
           Portfolio turnover                                    82.62%       42.93%       53.29%       37.06%       52.81%
                                                             ==========   ==========   ==========   ==========   ==========

             * Total investment returns exclude the effects of sales charges.

            ** Based on average shares outstanding.

               See Notes to Financial Statements.


MERRILL LYNCH GLOBAL VALUE FUND, INC., DECEMBER 31, 2004


Financial Highlights (continued)

The following per share data and ratios have been derived                               Class B
from information provided in the financial statements.
                                                                            For the Year Ended December 31,
Increase (Decrease) in Net Asset Value:                         2004         2003         2002         2001          2000
Per Share Operating Performance

           Net asset value, beginning of year                $    10.97   $     7.89   $    10.64   $    12.84   $    14.50
                                                             ----------   ----------   ----------   ----------   ----------
           Investment loss--net**                                 (.06)        (.02)        (.03)        (.06)        (.08)
           Realized and unrealized gain (loss)--net                1.48         3.10       (2.70)       (1.79)          .02
                                                             ----------   ----------   ----------   ----------   ----------
           Total from investment operations                        1.42         3.08       (2.73)       (1.85)        (.06)
                                                             ----------   ----------   ----------   ----------   ----------
           Less dividends and distributions:
               Investment income--net                                --           --        (.02)           --           --
               In excess of investment income--net                   --           --           --           --        (.18)
               Realized gain--net                                    --           --           --        (.35)       (1.42)
                                                             ----------   ----------   ----------   ----------   ----------
           Total dividends and distributions                         --           --        (.02)        (.35)       (1.60)
                                                             ----------   ----------   ----------   ----------   ----------
           Net asset value, end of year                      $    12.39   $    10.97   $     7.89   $    10.64   $    12.84
                                                             ==========   ==========   ==========   ==========   ==========

Total Investment Return*

           Based on net asset value per share                    12.94%       39.04%     (25.72%)     (14.60%)       (.29%)
                                                             ==========   ==========   ==========   ==========   ==========

Ratios to Average Net Assets

           Expenses                                               2.28%        2.25%        2.09%        1.97%        1.92%
                                                             ==========   ==========   ==========   ==========   ==========
           Investment loss--net                                  (.58%)       (.19%)       (.31%)       (.50%)       (.59%)
                                                             ==========   ==========   ==========   ==========   ==========

Supplemental Data

           Net assets, end of year (in thousands)            $  206,842   $  426,237   $  415,901   $  902,441   $1,437,628
                                                             ==========   ==========   ==========   ==========   ==========
           Portfolio turnover                                    82.62%       42.93%       53.29%       37.06%       52.81%
                                                             ==========   ==========   ==========   ==========   ==========

             * Total investment returns exclude the effects of sales charges.

            ** Based on average shares outstanding.

               See Notes to Financial Statements.


MERRILL LYNCH GLOBAL VALUE FUND, INC., DECEMBER 31, 2004


Financial Highlights (continued)

The following per share data and ratios have been derived                               Class C
from information provided in the financial statements.
                                                                            For the Year Ended December 31,
Increase (Decrease) in Net Asset Value:                         2004         2003         2002         2001          2000
Per Share Operating Performance

           Net asset value, beginning of year                $    10.95   $     7.88   $    10.64   $    12.83   $    14.50
                                                             ----------   ----------   ----------   ----------   ----------
           Investment loss--net**                                 (.06)        (.02)        (.03)        (.06)        (.08)
           Realized and unrealized gain (loss)--net                1.47         3.09       (2.70)       (1.78)          .01
                                                             ----------   ----------   ----------   ----------   ----------
           Total from investment operations                        1.41         3.07       (2.73)       (1.84)        (.07)
                                                             ----------   ----------   ----------   ----------   ----------
           Less dividends and distributions:
               Investment income--net                                --           --        (.03)           --           --
               In excess of investment income--net                   --           --           --           --        (.18)
               Realized gain--net                                    --           --           --        (.35)       (1.42)
                                                             ----------   ----------   ----------   ----------   ----------
           Total dividends and distributions                         --           --        (.03)        (.35)       (1.60)
                                                             ----------   ----------   ----------   ----------   ----------
           Net asset value, end of year                      $    12.36   $    10.95   $     7.88   $    10.64   $    12.83
                                                             ==========   ==========   ==========   ==========   ==========

Total Investment Return*

           Based on net asset value per share                    12.88%       38.96%     (25.73%)     (14.53%)       (.33%)
                                                             ==========   ==========   ==========   ==========   ==========

Ratios to Average Net Assets

           Expenses                                               2.28%        2.25%        2.09%        1.97%        1.93%
                                                             ==========   ==========   ==========   ==========   ==========
           Investment loss--net                                  (.54%)       (.20%)       (.30%)       (.52%)       (.59%)
                                                             ==========   ==========   ==========   ==========   ==========

Supplemental Data

           Net assets, end of year (in thousands)            $   91,020   $   98,439   $   91,552   $  201,621   $  280,018
                                                             ==========   ==========   ==========   ==========   ==========
           Portfolio turnover                                    82.62%       42.93%       53.29%       37.06%       52.81%
                                                             ==========   ==========   ==========   ==========   ==========

             * Total investment returns exclude the effects of sales charges.

            ** Based on average shares outstanding.

               See Notes to Financial Statements.


MERRILL LYNCH GLOBAL VALUE FUND, INC., DECEMBER 31, 2004


Financial Highlights (continued)

The following per share data and ratios have been derived                               Class I
from information provided in the financial statements.
                                                                            For the Year Ended December 31,
Increase (Decrease) in Net Asset Value:                         2004         2003         2002         2001          2000
Per Share Operating Performance

           Net asset value, beginning of year                $    11.27   $     8.03   $    10.87   $    12.98   $    14.72
                                                             ----------   ----------   ----------   ----------   ----------
           Investment income--net**                                 .06          .08          .07          .06          .06
           Realized and unrealized gain (loss)--net                1.52         3.16       (2.73)       (1.82)          .02
                                                             ----------   ----------   ----------   ----------   ----------
           Total from investment operations                        1.58         3.24       (2.66)       (1.76)          .08
                                                             ----------   ----------   ----------   ----------   ----------
           Less dividends and distributions:
               Investment income--net                             (.04)           --        (.18)           --           --
               In excess of investment income--net                   --           --           --           --        (.40)
               Realized gain--net                                    --           --           --        (.35)       (1.42)
                                                             ----------   ----------   ----------   ----------   ----------
           Total dividends and distributions                      (.04)           --        (.18)        (.35)       (1.82)
                                                             ----------   ----------   ----------   ----------   ----------
           Net asset value, end of year                      $    12.81   $    11.27   $     8.03   $    10.87   $    12.98
                                                             ==========   ==========   ==========   ==========   ==========

Total Investment Return*

           Based on net asset value per share                    14.08%       40.35%     (24.87%)     (13.74%)         .69%
                                                             ==========   ==========   ==========   ==========   ==========

Ratios to Average Net Assets

           Expenses                                               1.25%        1.22%        1.05%         .95%         .91%
                                                             ==========   ==========   ==========   ==========   ==========
           Investment income--net                                  .50%         .83%         .75%         .51%         .42%
                                                             ==========   ==========   ==========   ==========   ==========

Supplemental Data

           Net assets, end of year (in thousands)            $   62,347   $   54,911   $   44,763   $  117,724   $  194,765
                                                             ==========   ==========   ==========   ==========   ==========
           Portfolio turnover                                    82.62%       42.93%       53.29%       37.06%       52.81%
                                                             ==========   ==========   ==========   ==========   ==========

             * Total investment returns exclude the effects of sales charges.

            ** Based on average shares outstanding.

               See Notes to Financial Statements.


MERRILL LYNCH GLOBAL VALUE FUND, INC., DECEMBER 31, 2004


Financial Highlights (concluded)

                                                                                                     Class R

The following per share data and ratios have been derived                                     For the      For the Period
from information provided in the financial statements.                                       Year Ended  January 3, 2003++
                                                                                            December 31,  to December 31,
Increase (Decrease) in Net Asset Value:                                                         2004            2003
Per Share Operating Performance

           Net asset value, beginning of period                                              $      11.15      $       8.16
                                                                                             ------------      ------------
           Investment income--net+++++                                                                .02               .13
           Realized and unrealized gain--net                                                         1.53              2.86
                                                                                             ------------      ------------
           Total from investment operations                                                          1.55              2.99
                                                                                             ------------      ------------
           Less dividends from investment income--net                                               (.04)                --
                                                                                             ------------      ------------
           Net asset value, end of period                                                    $      12.66      $      11.15
                                                                                             ============      ============

Total Investment Return**

           Based on net asset value per share                                                      13.96%         36.64%+++
                                                                                             ============      ============

Ratios to Average Net Assets

           Expenses                                                                                 1.68%            1.72%*
                                                                                             ============      ============
           Investment income--net                                                                    .23%             .33%*
                                                                                             ============      ============

Supplemental Data

           Net assets, end of period (in thousands)                                          $        137            --++++
                                                                                             ============      ============
           Portfolio turnover                                                                      82.62%            42.93%
                                                                                             ============      ============

             * Annualized.

            ** Total investment returns exclude the effects of sales charges.

            ++ Commencement of operations.

          ++++ Amount is less than $1,000.

           +++ Aggregate total investment return.

         +++++ Based on average shares outstanding.

               See Notes to Financial Statements.


MERRILL LYNCH GLOBAL VALUE FUND, INC., DECEMBER 31, 2004



Notes to Financial Statements


1. Significant Accounting Policies:
Merrill Lynch Global Value Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. The
Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may vary from these estimates. The Fund offers multiple classes of shares. Shares of Class A and Class I are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. Class R Shares are sold only to certain retirement plans. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class A, Class B, Class C and Class R Shares bear certain expenses related to the account maintenance of such shares, and Class B, Class C and Class R Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures (except that Class B shareholders may vote on certain changes to the Class A distribution plan). Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments and foreign currency transactions are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Equity securities that are held by the Fund that are traded on stock exchanges or the Nasdaq National Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available ask price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Fund. Long positions traded in the over-the-counter ("OTC") market, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Directors of the Fund. Short positions traded in the OTC market are valued at the last available ask price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last ask price. Options purchased are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Swap agreements are valued daily based upon quotations from market makers. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless the Investment Adviser believes that this method no longer produces fair valuations.

Repurchase agreements are valued at cost plus accrued interest. The Fund employs pricing services to provide certain securities prices for the Fund. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by the pricing services retained by the Fund, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Fund's Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors of the Fund.

Generally, trading in foreign securities, as well as U.S. government securities and money market instruments, is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Fund's Board of Directors or by the Investment Adviser using a pricing service and/or procedures approved by the Fund's Board of Directors.



MERRILL LYNCH GLOBAL VALUE FUND, INC., DECEMBER 31, 2004



Notes to Financial Statements (continued)


(b) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(c) Derivative financial instruments--The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Options--The Fund may write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

* Forward foreign exchange contracts--The Fund may enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

* Foreign currency options and futures--The Fund may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-U.S. dollar-denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income is recognized on the accrual basis.



MERRILL LYNCH GLOBAL VALUE FUND, INC., DECEMBER 31, 2004



Notes to Financial Statements (continued)


(f) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

(h) Securities lending--The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities, it receives a fee from the borrower.
The Fund typically receives the income on the loaned securities, but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

(i) Reclassifications--U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, during the current year, $1,253,334 has been reclassified between accumulated net realized capital losses and distributions in excess of net investment income and $1,107,034 has been reclassified between paid-in capital in excess of par and distributions in excess of net investment income as a result of permanent differences attributable to gains from the sale of stock of passive foreign investment companies, foreign currency transactions, non-deductible expenses and net operating losses. These reclassifications have no effect on net assets or net asset values per share.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLIM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee of .75%, on an annual basis, of the average daily value of the Fund's net assets. MLIM has entered into a Sub-Advisory Agreement with Merrill Lynch Asset Management U.K., Ltd. ("MLAM U.K."), an affiliate of MLIM, pursuant to which MLIM pays MLAM U.K. a fee in an amount to be determined from time to time by MLIM and MLAM U.K., but in no event in excess of the amount that MLIM actually receives.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

                              Account
                          Maintenance           Distribution
                                  Fee                    Fee

Class A                          .25%                     --
Class B                          .25%                   .75%
Class C                          .25%                   .75%
Class R                          .25%                   .25%


Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class A, Class B, Class C and Class R shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B, Class C and Class R shareholders. The Fund did not accrue Class R distribution fees because of regulatory fee limits for a portion of the year ended December 31, 2004.



MERRILL LYNCH GLOBAL VALUE FUND, INC., DECEMBER 31, 2004



Notes to Financial Statements (continued)


For the year ended December 31, 2004, FAMD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class I Shares as follows:


                                 FAMD                 MLPF&S

Class A                      $  2,021               $ 24,795
Class I                      $      4               $     86


For the year ended December 31, 2004, MLPF&S received contingent deferred sales charges of $96,869 and $2,801 relating to transactions in Class B and Class C Shares, respectively.

The Fund has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to MLPF&S or its affiliates. As of December 31, 2004, the Fund lent securities with a value of $3,539,010 to MLPF&S or its affiliates. Pursuant to that order, the Fund also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of MLIM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by MLIM or its affiliates. For the year ended December 31, 2004, MLIM, LLC received $93,987 in securities lending agent fees.

In addition, MLPF&S received $436,595 in commissions on the execution of portfolio security transactions for the Fund for the year ended December 31, 2004.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

For the year ended December 31, 2004, the Fund reimbursed MLIM
$14,482 for certain accounting services.

Certain officers and/or directors of the Fund are officers and/or directors of MLIM, PSI, MLAM U.K., FDS, FAMD, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended December 31, 2004 were $570,132,739 and $737,031,304, respectively.


4. Capital Share Transactions:
Net decrease in net assets derived from capital share transactions was $161,681,668 and $182,297,642 for the years ended December 31, 2004 and December 31, 2003, respectively.

Transactions in capital shares for each class were as follows:


Class A Shares for the Year                                  Dollar
Ended December 31, 2004                   Shares             Amount

Shares sold                              658,409    $     7,535,887
Shares issued to shareholders
   in reinvestment of dividends           17,778            192,003
Automatic conversion of shares        13,130,655        154,312,189
                                  --------------    ---------------
Total issued                          13,806,842        162,040,079
                                  --------------    ---------------
Shares redeemed                      (4,877,021)       (55,900,736)
                                  --------------    ---------------
Net increase                           8,929,821    $   106,139,343
                                  ==============    ===============


Class A Shares for the Year                                  Dollar
Ended December 31, 2003                   Shares             Amount

Shares sold                            1,099,197    $    10,307,549
Automatic conversion of shares         1,465,442         13,450,856
                                  --------------    ---------------
Total issued                           2,564,639         23,758,405
                                  --------------    ---------------
Shares redeemed                      (6,164,424)       (55,870,998)
                                  --------------    ---------------
Net decrease                         (3,599,785)    $  (32,112,593)
                                  ==============    ===============


Class B Shares for the Year                                  Dollar
Ended December 31, 2004                   Shares             Amount

Shares sold                              819,025    $     9,146,562
                                  --------------    ---------------
Automatic conversion of shares      (13,492,694)      (154,312,189)
Shares redeemed                      (9,490,484)      (104,727,082)
                                  --------------    ---------------
Total redeemed                      (22,983,178)      (259,039,271)
                                  --------------    ---------------
Net decrease                        (22,164,153)    $ (249,892,709)
                                  ==============    ===============


Class B Shares for the Year                                  Dollar
Ended December 31, 2003                   Shares             Amount

Shares sold                            1,147,241    $    10,419,967
                                  --------------    ---------------
Automatic conversion of shares       (1,491,500)       (13,450,856)
Shares redeemed                     (13,487,329)      (118,494,468)
                                  --------------    ---------------
Total redeemed                      (14,978,829)      (231,945,324)
                                  --------------    ---------------
Net decrease                        (13,831,588)    $ (121,525,357)
                                  ==============    ===============



MERRILL LYNCH GLOBAL VALUE FUND, INC., DECEMBER 31, 2004



Notes to Financial Statements (continued)


Class C Shares for the Year                                  Dollar
Ended December 31, 2004                   Shares             Amount

Shares sold                              243,699    $     2,721,985
                                  --------------    ---------------
Shares redeemed                      (1,871,403)       (20,795,839)
                                  --------------    ---------------
Net decrease                         (1,627,704)    $  (18,073,854)
                                  ==============    ===============


Class C Shares for the Year                                  Dollar
Ended December 31, 2003                   Shares             Amount

Shares sold                              384,926    $     3,506,987
                                  --------------    ---------------
Shares redeemed                      (3,012,705)       (26,163,223)
                                  --------------    ---------------
Net decrease                         (2,627,779)    $  (22,656,236)
                                  ==============    ===============


Class I Shares for the Year                                  Dollar
Ended December 31, 2004                   Shares             Amount

Shares sold                            1,351,267    $    15,586,989
Shares issued to shareholders
   in reinvestment of dividends           17,085            185,377
                                  --------------    ---------------
Total issued                           1,368,352         15,772,366
                                  --------------    ---------------
Shares redeemed                      (1,373,262)       (15,738,755)
                                  --------------    ---------------
Net increase (decrease)                  (4,910)    $        33,611
                                  ==============    ===============


Class I Shares for the Year                                  Dollar
Ended December 31, 2003                   Shares             Amount

Shares sold                              878,829    $     8,416,886
                                  --------------    ---------------
Shares redeemed                      (1,583,082)       (14,420,442)
                                  --------------    ---------------
Net decrease                           (704,253)    $   (6,003,556)
                                  ==============    ===============


Class R Shares for the Year                                  Dollar
Ended December 31, 2004                   Shares             Amount

Shares sold                               25,893    $       278,823
Shares issued to shareholders
   in reinvestment of dividends               36                380
                                  --------------    ---------------
Total issued                              25,929            279,203
                                  --------------    ---------------
Shares redeemed                         (15,153)          (167,262)
                                  --------------    ---------------
Net increase                              10,776    $       111,941
                                  ==============    ===============


Class R Shares for the
Period January 3, 2003++                                     Dollar
to December 31, 2003                      Shares             Amount

Shares sold                                   12    $           100
                                  --------------    ---------------
Net increase                                  12    $           100
                                  ==============    ===============

++ Commencement of operations.


The Fund charges a 2% redemption fee on the proceeds (calculated at market value) of a redemption (either by sale or exchange) of Fund shares made within 30 days of purchase. The redemption fee is paid to the Fund and is intended to offset the trading costs, market impact and other costs associated with short-term trading into and out of the Fund. For the year ended December 31, 2004, the Fund charged redemption fees of $386.


5. Short-Term Borrowings:
The Fund, along with certain other funds managed by MLIM and its affiliates, is a party to a $500,000,000 credit agreement with a group of lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .07% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each Fund's election, the federal funds rate plus .50% or a base rate as defined in the credit agreement. The Fund did not borrow under the credit agreement during the year ended December 31, 2004. On November 26, 2004, the credit agreement was renewed for one year under substantially the same terms.


6. Commitments:
At December 31, 2004, the Fund entered into a foreign exchange contract under which it had agreed to purchase foreign currency with an approximate value of $141,000.


7. Distributions to Shareholders:
The tax character of distributions paid during the fiscal years ended December 31, 2004 and December 31, 2003 was as follows:


                                      12/31/2004         12/31/2003
Distributions paid from:
   Ordinary income                $      428,958                 --
                                  --------------    ---------------
Total taxable distributions       $      428,958                 --
                                  ==============    ===============



MERRILL LYNCH GLOBAL VALUE FUND, INC., DECEMBER 31, 2004



Notes to Financial Statements (concluded)


As of December 31, 2004, the components of accumulated losses on a tax basis were as follows:


Undistributed ordinary income--net                  $            --
Undistributed long-term capital gains--net                       --
                                                    ---------------
Total undistributed earnings--net                                --
Capital loss carryforward                            (160,708,967)*
Unrealized gains--net                                 130,686,532**
                                                    ---------------
Total accumulated losses--net                       $  (30,022,435)
                                                    ===============

 * On December 31, 2004, the Fund had a net capital loss carry-forward of $160,708,967, of which $5,596,755 expires in 2009,
   $126,938,846 expires in 2010 and $28,173,366 expires in 2011.
   This amount will be available to offset like amounts of any future taxable gains.

** The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains on certain foreign currency contracts, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies and the deferral of post-October currency losses for tax purposes.



Report of Independent Registered Public Accounting Firm


To the Shareholders and Board of Directors of Merrill Lynch Global Value Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch Global Value Fund, Inc. as of December 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall statement presentation. Our procedures included confirmation of securities owned as of December 31, 2004 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Merrill Lynch Global Value Fund, Inc. as of December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.


Deloitte & Touche LLP
Princeton, New Jersey

February 16, 2005



MERRILL LYNCH GLOBAL VALUE FUND, INC., DECEMBER 31, 2004


Officers and Directors

                                                                                            Number of
                                                                                            Portfolios in  Other Public
                       Position(s)  Length of                                               Fund Complex   Directorships
                       Held with    Time                                                    Overseen by    Held by
Name, Address & Age    Fund         Served    Principal Occupation(s) During Past 5 Years   Director       Director
Interested Director


Terry K. Glenn*        President    1999 to   President and Chairman of the Merrill Lynch   124 Funds      None
P.O. Box 9011          and          present   Investment Managers, L.P. ("MLIM")/Fund       163 Portfolios
Princeton,             Director               Asset Management, L.P. ("FAM")-advised
NJ 08543-9011                                 funds since 1999; Chairman (Americas Region)
Age: 64                                       of MLIM from 2000 to 2002; Executive Vice
                                              President of MLIM and FAM (which terms as
                                              used herein include their corporate
                                              predecessors) from 1983 to 2002; President
                                              of FAM Distributors, Inc. ("FAMD") from
                                              1986 to 2002 and Director thereof from 1991
                                              to 2002; Executive Vice President and
                                              Director of Princeton Services, Inc.
                                              ("Princeton Services") from 1993 to 2002;
                                              President of Princeton Administrators, L.P.
                                              from 1989 to 2002; Director of Financial
                                              Data Services, Inc. since 1985.


* Mr. Glenn is a director, trustee or member of an advisory board of certain other investment companies for which MLIM or FAM acts as investment adviser. Mr. Glenn is an "interested person," as described in the Investment Company Act, of the Fund based on his present and former positions with MLIM, FAM, FAMD, Princeton
  Services and Princeton Administrators, L.P. The Director's term is unlimited. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. As
  Fund President, Mr. Glenn serves at the pleasure of the Board of Directors.



Independent Directors*


Ronald W. Forbes       Director     2000 to   Professor Emeritus of Finance, School of      48 Funds       None
P.O. Box 9095                       present   Business, State University of New York at     48 Portfolios
Princeton,                                    Albany since 2000 and Professor thereof
NJ 08543-9095                                 from 1989 to 2000; International Consultant,
Age: 64                                       Urban Institute, Washington, DC from 1995
                                              to 1999.


Cynthia A. Montgomery  Director     2000 to   Professor, Harvard Business School since      48 Funds       Newell
P.O. Box 9095                       present   1989; Associate Professor, J.L. Kellogg       48 Portfolios  Rubbermaid, Inc.
Princeton,                                    Graduate School of Management, Northwestern
NJ 08543-9095                                 University from 1985 to 1989; Associate
Age: 52                                       Professor, Graduate School of Business
                                              Administration, University of Michigan
                                              from 1979 to 1985.


Jean Margo Reid        Director     2004 to   Self-employed consultant since 2001;          48 Funds       None
P.O. Box 9095                       present   Counsel of Alliance Capital Management        48 Portfolios
Princeton,                                    (investment adviser) in 2000; General
NJ 08543-9095                                 Counsel, Director and Secretary of Sanford C.
Age: 59                                       Bernstein & Co., Inc. (investment adviser/
                                              broker-dealer) from 1997 to 2000; Secretary,
                                              Sanford C. Bernstein Fund, Inc. from 1994
                                              to 2000; Director and Secretary of SCB, Inc.
                                              since 1998; Director and Secretary of SCB
                                              Partners, Inc. since 2000; Director of
                                              Covenant House from 2001 to 2004.


Kevin A. Ryan          Director     2000 to   Founder and currently Director Emeritus of    48 Funds       None
P.O. Box 9095                       present   Boston University Center for the Advancement  48 Portfolios
Princeton,                                    of Ethics and Character and Director thereof
NJ 08543-9095                                 from 1989 to 1999; Professor from 1982 to
Age: 72                                       1999 and currently Professor Emeritus of
                                              Education of Boston University; formerly
                                              taught on the faculties of The University
                                              of Chicago, Stanford University and Ohio
                                              State University.


MERRILL LYNCH GLOBAL VALUE FUND, INC., DECEMBER 31, 2004


Officers and Directors (continued)
                                                                                            Number of
                                                                                            Portfolios in  Other Public
                       Position(s)  Length of                                               Fund Complex   Directorships
                       Held with    Time                                                    Overseen by    Held by
Name, Address & Age    Fund         Served    Principal Occupation(s) During Past 5 Years   Director       Director
Independent Directors* (concluded)


Roscoe S. Suddarth     Director     2000 to   President, Middle East Institute from         48 Funds       None
P.O. Box 9095                       present   1995 to 2001; Foreign Service Officer,        48 Portfolios
Princeton,                                    United States Foreign Service from 1961
NJ 08543-9095                                 to 1995; Career Minister from 1989 to 1995;
Age: 69                                       Deputy Inspector General, U.S. Department
                                              of State from 1991 to 1994; U.S. Ambassador
                                              to The Hashemite Kingdom of Jordan from
                                              1987 to 1990.


Richard R. West        Director     1996 to   Professor of Finance from 1984 to 1995, Dean  48 Funds       Bowne & Co.,
P.O. Box 9095                       present   from 1984 to 1993 and currently Dean          48 Portfolios  Inc.; Vornado
Princeton,                                    Emeritus of New York University Leonard N.                   Realty Trust;
NJ 08543-9095                                 Stern School of Business Administration,                     Vornado
Age: 66                                       New York University from 1995 to present.                    Operating
                                                                                                           Company;
                                                                                                           Alexander's, Inc.


Edward D. Zinbarg      Director     1996 to   Self-employed financial consultant since      48 Funds       None
P.O. Box 9095                       present   1994; Executive Vice President of The         48 Portfolios
Princeton,                                    Prudential Insurance Company of America
NJ 08543-9095                                 from 1988 to 1994; former Director of
Age: 70                                       Prudential Reinsurance Company and former
                                              Trustee of The Prudential Foundation.


* The Director's term is unlimited. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.




                       Position(s)  Length of
                       Held with    Time
Name, Address & Age    Fund         Served    Principal Occupation(s) During Past 5 Years
Fund Officers*


Donald C. Burke        Vice         1996 to   First Vice President of MLIM and FAM since 1997 and Treasurer thereof since
P.O. Box 9011          President    present   1999; Senior Vice President and Treasurer of Princeton Services since 1999
Princeton,             and          and       and Director since 2004; Vice President of FAMD since 1999; Vice President
NJ 08543-9011          Treasurer    1999 to   of MLIM and FAM from 1990 to 1997; Director of Taxation of MLIM from 1990
Age: 44                             present   to 2001.


Robert C. Doll, Jr.    Senior       1999 to   President of MLIM/FAM-advised Funds since 2005; President of MLIM and FAM
P.O. Box 9011          Vice         present   since 2001; Co-Head (Americas Region) thereof from 2000 to 2001 and Senior
Princeton,             President              Vice President from 1999 to 2001; President and Director of Princeton
NJ 08543-9011                                 Services, Inc. since 2001; President of Princeton Administrators, L.P. since
Age: 50                                       2001; Chief Investment Officer of Oppenheimer Funds, Inc. from 1991 to 1999.


Jacqueline Bell        Vice         2004 to   Managing Director of MLIM (Equities) since 2000; Equity Analyst with MLIM
P.O. Box 9011          President    present   since 1996.
Princeton,
NJ 08543-9011
Age: 37


Lawrence Berman        Vice         2004 to   Vice President of MLIM (Equities) since 1996; Equity Analyst with MLIM
P.O. Box 9011          President    present   since 1996.
Princeton,
NJ 08543-9011
Age: 53


Walid Kassem           Vice         2002 to   Managing Director (Equities) of MLIM since 2000; Director of MLIM from 1998
P.O. Box 9011          President    present   to 2000; Vice President of MLIM from 1996 to 1998.
Princeton,
NJ 08543-9011
Age: 55



MERRILL LYNCH GLOBAL VALUE FUND, INC., DECEMBER 31, 2004


Officers and Directors (concluded)

                       Position(s)  Length of
                       Held with    Time
Name, Address & Age    Fund         Served    Principal Occupation(s) During Past 5 Years
Fund Officers* (concluded)


Jeffrey Hiller         Chief        2004 to   Chief Compliance Officer of the MLIM/FAM-advised funds and First Vice
P.O. Box 9011          Compliance   present   President and Chief Compliance Officer of MLIM since 2004; Global Director
Princeton,             Officer                of Compliance at Morgan Stanley Investment Management from 2002 to 2004;
NJ 08543-9011                                 Managing Director and Global Director of Compliance at Citigroup Asset
Age: 53                                       Management from 2000 to 2002; Chief Compliance Officer at Soros Fund
                                              Management in 2000; Chief Compliance Officer at Prudential Financial from
                                              1995 to 2000.


Alice A. Pellegrino    Secretary    2004 to   Secretary of MLIM, FAM, FAMD and Princeton Services since 2004; Director
P.O. Box 9011                       present   (Legal Advisory) of MLIM since 2002; Vice President of MLIM from 1999 to
Princeton,                                    2002; Attorney associated with MLIM since 1997.
NJ 08543-9011
Age: 44


* Officers of the Fund serve at the pleasure of the Board of Directors.


Further information about the Fund's Officers and Directors is available in the Fund's Statement of Additional Information, which can be obtained without charge by calling 1-800-MER-FUND.


Custodian
Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109-3661


Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
800-637-3863


Effective January 1, 2005, Terry K. Glenn, President and Director and Kevin A. Ryan, Director of Merrill Lynch Global Value Fund, Inc. retired. The Fund's Board of Directors wishes Messrs. Glenn and Ryan well in their retirements.

Effective January 1, 2005, Robert C. Doll, Jr. became President and Director of the Fund.



Electronic Delivery


The Fund offers electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information.
To sign up for this service, simply access this Web site at http://www.icsdelivery.com/live and follow the instructions.
When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.



Availability of Quarterly Schedule of Investments


The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


MERRILL LYNCH GLOBAL VALUE FUND, INC., DECEMBER 31, 2004


Item 2 - Code of Ethics - The registrant has adopted a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. A copy of the code of ethics is available without charge upon request by calling toll-free 1-800-MER-FUND (1-800-637-3863).

Item 3 - Audit Committee Financial Expert - The registrant's board of directors has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent: (1) Ronald W. Forbes, (2) Richard R. West, and (3)
Edward D. Zinbarg.

Item 4 - Principal Accountant Fees and Services

(a) Audit Fees -     Fiscal Year Ending December 31, 2004 - $34,000
                     Fiscal Year Ending December 31, 2003 - $49,500

(b) Audit-Related Fees -
                     Fiscal Year Ending December 31, 2004 - $0
                     Fiscal Year Ending December 31, 2003 - $0

(c) Tax Fees -       Fiscal Year Ending December 31, 2004 - $5,460
                     Fiscal Year Ending December 31, 2003 - $6,100

The nature of the services include tax compliance, tax advice and tax planning.

(d) All Other Fees - Fiscal Year Ending December 31, 2004 - $0
                     Fiscal Year Ending December 31, 2003 - $0

(e)(1) The registrant's audit committee (the "Committee") has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant's affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC's auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis ("general pre-approval"). However, such services will only be deemed pre-approved provided that any individual project does not exceed $5,000 attributable to the registrant or $50,000 for all of the registrants the Committee oversees. Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.

(e)(2)  0%

(f) Not Applicable

(g) Fiscal Year Ending December 31, 2004 - $11,926,355
    Fiscal Year Ending December 31, 2003 - $18,621,495

(h) The registrant's audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Regulation S-X Rule 2-01(c)(7)(ii) - $945,000, 0%

Item 5 - Audit Committee of Listed Registrants - Not Applicable

Item 6 - Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for
Closed-End Management Investment Companies - Not Applicable

Item 8 - Portfolio Managers of Closed-End Management Investment
Companies - Not Applicable

Item 9 - Purchases of Equity Securities by Closed-End Management
Investment Company and Affiliated Purchasers - Not Applicable

Item 10 - Submission of Matters to a Vote of Security Holders - Not
Applicable

Item 11 - Controls and Procedures

11(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

11(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 - Exhibits attached hereto

12(a)(1) - Code of Ethics - See Item 2

12(a)(2) - Certifications - Attached hereto

12(a)(3) - Not Applicable

12(b) - Certifications - Attached hereto


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Merrill Lynch Global Value Fund, Inc.


By:    _/s/ Robert C. Doll, Jr._______
       Robert C. Doll, Jr.,
       Chief Executive Officer of
       Merrill Lynch Global Value Fund, Inc.


Date: February 24, 2005


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:    _/s/ Robert C. Doll, Jr.________
       Robert C. Doll, Jr.,
       Chief Executive Officer of
       Merrill Lynch Global Value Fund, Inc.


Date: February 24, 2005


By:    _/s/ Donald C. Burke________
       Donald C. Burke,
       Chief Financial Officer of
       Merrill Lynch Global Value Fund, Inc.


Date: February 24, 2005